Exhibit 10.1

AGREEMENT TO EXCHANGE CONVERTIBLE PROMISSORY NOTE

This Agreement to exchange the Convertible Promissory Note (as defined below) is made as of             , 2007 by and between Invenda Corporation (formerly E-centives, Inc.), a Delaware corporation (the “Company”), and the undersigned holder of the convertible promissory note identified on Schedule I hereto (the “Holder”).

WHEREAS, the Company issued the convertible promissory note on the date and for the principal amount in US Dollars listed on Schedule I hereto (the “Convertible Promissory Note”) to the Holder; and

WHEREAS, the Company and the Holder desire to exchange the Convertible Promissory Note into the shares of the Company’s common stock, par value $.01 per share (the “Common Stock”) identified on Schedule I hereto, in accordance with the terms and conditions hereof.

NOW THEREFORE, in consideration of the mutual covenants contained herein the parties hereto agree as follows:

1. Exchange: The Holder hereby irrevocably elects to exchange (the “Exchange”) the entire principal amount of the Convertible Promissory Note, plus all accrued and unpaid interest thereon for the number of shares of Common Stock listed on Schedule I as of the date hereof (the “Shares”). The Convertible Promissory Note is hereby cancelled as of the date hereof, and no amounts are owed to the Holder thereunder. The Company shall issue a share certificate representing the Shares upon the surrender of the Convertible Promissory Note to the Company. If the Common Stock is to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holder for the Exchange except as provided herein.

2. Governing Law; Counterparts. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland, without reference to conflicts of law provisions of such state. This Agreement may be executed in counterparts and the executed counterparts shall together constitute a single instrument.

3. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first written above.

Invenda Corporation

By:
Name:
Title:

ACCEPTED AND AGREED:

Holder:

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Schedule I

Convertible Promissory Note and Number of Shares

Principal Amount and Description of Convertible Promissory Note	Date Issued	Maturity Date	Number of Shares to be Issued in the Exchange

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